SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUPPLEMENT DATED DECEMBER 7, 2005

TO PROSPECTUSES DATED MAY 1, 2003
FOR FUTURITY NY and FUTURITY ACCOLADE NY

ISSUED BY SUN LIFE (N.Y.) VARIABLE ACCOUNT C

This supplement contains information about the SCSM Value Small Cap Fund (the "Fund").

Effective January 9, 2006, OppenheimerFunds, Inc. will replace OpCap Advisors as the sub-adviser to the Fund. Also on January 9, 2006, the name of the Fund will be changed to SC Oppenheimer Main Street Small Cap Fund.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Futurity(NY) 12/05